LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

(formerly, Loomis Sayles Intermediate Duration Fixed Income Fund)

Supplement dated May 28, 2010 to the Loomis Sayles Institutional Prospectus, dated February 1, 2010,

as may be revised and supplemented from time to time.

Effective immediately, the Loomis Sayles Intermediate Duration Fixed Income Fund has changed its name to Loomis Sayles Intermediate Duration Bond Fund (the “Fund”).

Effective immediately, the paragraph under the section “Example” within the section “Fund Fees and Expenses” is amended and restated as follows with regard to the Fund:

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same, except that the examples are based on Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement for the first year illustrated in the example and on Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Effective immediately, the section “Principal Investment Strategies” within the section “Investments, Risks and Performance” is amended and restated as follows with regard to the Fund:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities. It is anticipated that the Fund’s weighted average duration will generally be between two and five years.

The Fund will purchase only investment-grade fixed-income securities, which are those securities that are rated as such at the time of purchase by at least one of the three major ratings agencies (Moody’s Investors Service, Inc., Fitch Investor Services, Inc. or Standard & Poor’s Ratings Group) or, if unrated, are determined by Loomis, Sayles & Company, L.P. (“Loomis Sayles”) to be of comparable quality. The Fund may continue to hold up to 10% of its net assets in securities that are downgraded to a rating below investment-grade subsequent to their purchase if Loomis Sayles believes it is appropriate to do so.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, Loomis Sayles’ expectations regarding general trends in interest rates and currency considerations. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

Three themes typically drive the Fund’s investment approach. First, Loomis Sayles generally seeks fixed-income securities of issuers whose credit profiles it believes are improving. Loomis Sayles’ credit research team provides deep fundamental and quantitative analysis as well as ratings on over 1,000 issuers worldwide. The broad coverage combined with the objective of identifying attractive investment opportunities makes this an important component of the investment approach. Second, the Fund makes significant use of non-market-related securities in an effort to diversify the portfolio away from prevalent systemic risks. These securities may not have a direct correlation with changes in interest rates, thus helping to manage interest rate risk and to offer diversified sources for return. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields (“spreads”) of various fixed-income securities (U.S. governments, investment-grade corporates, securitized assets, high-yield corporates, emerging markets, non-U.S. sovereigns and credits, convertibles, bank loans and municipals) in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

The Fund may invest any portion of its assets in U.S. dollar-denominated securities of Canadian issuers and up to 20% of its assets in other U.S. dollar-denominated foreign securities, including emerging market securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank). The Fund may also invest in mortgage-related securities, including mortgage dollar rolls. The Fund may also engage in futures transactions, swaps (including credit default swaps) and other derivative transactions.

The fixed-income securities in which the Fund may invest include, among other things, corporate bond and other debt securities (including junior and senior bonds), U.S. Government securities, zero-coupon securities, mortgage-backed securities and other asset-backed securities, real estate investment trusts (“REITs”), Rule 144A securities and convertible securities.

Effective immediately, the first paragraph under the section “Principal Risks” within the section “Investments, Risks and Performance” is amended and restated as follows with regard to the Fund:

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Effective immediately, the following sentence is added under the bar chart in the section “Risk/Return Bar Chart and Table” within the section “Investments, Risks and Performance” with regard to the Fund:

The Fund’s Institutional Class shares total return year to date as of March 31, 2010 was 2.65%.

Effective immediately, the Minimum Initial Investment for Institutional Class shares of the Fund included in the section “Purchase and Sale of Fund Shares” has been changed from $2,000,000 to $100,000.

Effective immediately, the paragraph under the section “Tax Information” is amended and restated as follows with regard to the Fund:

Fund distributions are generally taxable to you as ordinary income or capital gain, except for retirement plans and other investors that qualify for tax-exempt treatment under U.S. federal income tax law generally.